Exhibit 10.16

LITTLE SQUAW GOLD MINING COMPANY

(an Alaska corporation)

3412 S. Lincoln Dr.
Spokane, WA 99203-1650

SUBSCRIPTION AGREEMENT

Instructions

PLEASE COMPLETE AND SIGN TWO COPIES OF THE SUBSCRIPTION AGREEMENT

January 2006

Little Squaw Gold Mining Company

SUBSCRIPTION AGREEMENT FOR UNITS

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Little Squaw Gold Mining Company (the “Corporation”) that number of Units (the “Units”) set out below at a price of US$0.25 per Unit.  Each Unit consists of one Common Share (as hereinafter defined) and one half of one Warrant (as hereinafter defined).  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

If you are a “U.S. Purchaser”, complete and sign the U.S. Accredited Investor Certificate – Exhibit A.  A “U.S. Purchaser” is (a) any “U.S. person” as defined in Regulation S under United States federal securities laws, (b) any person purchasing securities on behalf of any “U.S. Person” or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, or (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Number of Units: x US$0.25
(Name of Subscriber)
=
Account Reference (if applicable):
By:	Aggregate Subscription Price: (the “Subscription Price”)
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Address, including Municipality and Province)

S.I.N. or Taxation Account of Subscriber

(Telephone Number)

(Email Address)

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Name of Principal)

(Principal’s Address)

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Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Postal Code)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)

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SUBSCRIPTION AGREEMENT

FOR UNITS OF

LITTLE SQUAW GOLD MINING COMPANY

(an Alaska corporation)

1.

Unit Subscription: The undersigned (“Subscriber”) irrevocably subscribes for and agrees to purchase from Little Squaw Gold Mining Company, an Alaska corporation (“Little Squaw” or the “Company”) that number of Units of Little Squaw (the “Units”) set out in the “SUBSCRIPTION AND SUBSCRIBER INFORMATION”  at a price of US$0.25 per Unit (the “Purchase Price”).  Each Unit consists of one share of Common Stock, $0.10 par value (a “Common Share”), and one half of one (1/2) Class B Warrant (a “Warrant”); each whole warrant is exercisable to acquire one Common Share (a “Warrant Share”) at an exercise price of  US$0.35 per share during the one-year period commencing on the Closing Date, US$0.50 per share during the second year following the Closing Date, and US$0.65 per share during the third year following the Closing Date (collectively the Common Shares, the Warrants and the Warrant Shares are referred to herein as the “Securities”). The warrant certificates will be in substantially the form attached hereto as Exhibit B.  All figures are in United States Dollars unless otherwise specified.  Such Subscription is subject to the following terms and conditions:

a.

Tender of Purchase Price:  Subscriber tenders to Little Squaw the Purchase Price either by a check payable to the order of “Little Squaw Gold Mining Company” or a wire transfer to Dorsey & Whitney LLP for the benefit of Little Squaw, pursuant to the instructions set forth on Schedule I.

b.

Closing:  Upon receipt by Little Squaw of the Purchase Price, the closing (the “Closing”) shall occur prior to 12:00 p.m. on January 31, 2006, at the offices of Dorsey & Whitney LLP, Republic Plaza Building, Suite 4700, 370 Seventeenth Street, Denver, CO  80202-5647 or at such other time or place as may be agreed to by Little Squaw and the Subscriber  (the "Closing Date").  All funds will be delivered to Little Squaw.  The Securities subscribed for herein will not be deemed issued to, or owned by, the Subscriber until the Subscription Agreement has been executed by the Subscriber and countersigned by Little Squaw, and all payments required to be made herein have been made.  The Closing is subject to the fulfillment of the following conditions (the “Conditions”) which Conditions Little Squaw and the Subscriber covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

(i)

the Subscriber shall have tendered the Purchase Price to Little Squaw;

(ii)

all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

(iii)

Little Squaw’s board of directors shall have authorized and approved the execution and delivery of this Subscription Agreement (“Agreement’) and the issuance, allotment and delivery of the Securities;

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(iv)

Little Squaw  and the Subscriber  shall have complied with its covenants contained in this Agreement to be complied with prior to Closing, and Little Squaw for the benefit of the Subscriber shall have delivered a Certificate of a senior officer of the Company (acting without personal liability) to that effect to the Subscriber; and

(v)

the representations and warranties of Little Squaw  and the Subscriber  set forth in this Agreement shall be true and correct as of the Closing Date.

c.

Issuance of Securities:

Within five (5) days after the Closing Date, Little Squaw will deliver the certificates representing the Common Shares and the Warrants subscribed for to the Subscriber at the address set forth in the registration instructions set forth on the signature page (unless Subscriber otherwise instructs Little Squaw in writing).   None of the Units, the Common Shares, the Warrants or the Common Shares issuable upon exercise of the Warrants have been registered under the  Securities Act of 1933, as amended ("U.S. Securities Act"), or the securities laws of any state in the United States.

2.

Representations and Warranties: Subscriber hereby represents and warrants to Little Squaw:

a.

SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES AGENCY.

b.

Subscriber is not an underwriter and Subscriber acquired the Securities solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the U.S. Securities Act; and the Securities are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available.

c.

Subscriber understands the speculative nature and risks of investments associated with Little Squaw, and confirms that the Securities would be suitable and consistent with its investment program and that its financial position enables Subscriber to bear the risks of this investment, and that there may not be any public market for the Securities.

d.

The Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the U.S. Securities Act and applicable state securities or “blue sky” laws.  The Subscriber acknowledges that the Securities are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the U.S. Securities Act or an opinion of counsel satisfactory to the Company that registration is not required.  Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

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the sale is to the Company;

the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws;

the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of Securities, and it has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be  reasonably satisfactory to the Company; or

the Securities are registered under the U.S. Securities Act and any applicable state laws and regulations governing the offer and sale of such Securities,

and the Subscriber understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws.

e.

Subscriber understands that Little Squaw is under no obligation, except as stated in Section 4 below, to register the Securities or seek an exemption under the U.S. Securities Act or any applicable state laws for the Securities, or to cause or permit the Securities to be transferred in the absence of any such registration or exemption, and understands that Subscriber  must hold the Securities indefinitely unless the Securities are subsequently registered under U.S. Securities Act and applicable state securities laws or an exemption from registration is available.

f.

At the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Securities with its attorney and/or other financial advisor, was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company.   Subscriber consulted with its counsel with respect to the U.S. Securities Act and applicable federal and state securities laws. The Company has not provided the Subscriber with any representations, statements, or warranties as to the Securities.  Subscriber has received copies of, or has access to, the Company’s Form 10-KSB/A for the year ended December 31, 2004, the Company’s Form 10-QSB for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, the Company’s proxy statement on Schedule 14A dated November 24, 2003 and the Company’s current reports on Form 8-K filed since January 1, 2005, all of which are filed electronically on EDGAR.

g.

 Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in Little Squaw.

h.

Subscriber confirms that (i) it is able to bear the economic risk of the investment, (ii) it is able to

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hold the Securities for an indefinite period of time, (iii) it is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber’s net worth, and (v) Subscriber by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own  interests  in connection with this investment.

i.

The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

j.

Subscriber confirms that this transaction is intended to be exempt from registration under the U.S. Securities Act by virtue of section 4(2) of the U.S. Securities Act, the provisions of Rule 506 of Regulation D promulgated thereunder, or the exception  from the registration requirements available under Regulations S of the U.S. Securities Act and confirms that it is an “accredited investor” (as that term is defined under Rule 501(a) as promulgated under Regulation D of the U.S. Securities Act).

k.

Unless the Subscriber has completed and delivered a U.S. Accredited Investor Certificate (Exhibit A), the Subscriber represents and acknowledges that:

(i)

it is not a “U.S. person”, as defined in Regulation S under the U.S. Securities Act (which definition includes but is not limited to (A) any individual resident in the United States, (B) any partnership or corporation organized or incorporated under the laws of the United States, (C) any partnership or corporation formed by a U.S. person under the laws of any foreign jurisdiction principally for the purpose of investing in securities not registered under the U.S. Securities Act, or (D) any estate or trust of which any executor, administrator or trustee is a U.S. person), and is not purchasing the Securities for the account or benefit of a “U.S. person”;

(ii)

it was not offered any of the Securities in the United States, did not receive any materials relating to the offer of the Securities in the United States, and did not execute this Agreement or any other materials relating to the purchase of the Securities in the United States; and

(iii)

the Certificates representing the Securities delivered pursuant to this Subscription shall bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION

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REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

Notwithstanding the foregoing, Little Squaw or its transfer agent shall issue certificates representing common shares issuable upon conversion of the  warrants without a restrictive legend if there is an effective registration statement (as defined by Section 4(a)) and the holder certifies that the exercise is in connection with a sale and the holder has complied with the applicable prospectus delivery requirements and applicable securities laws.

If the Certificates representing the Securities have been held for a period of at least one (1) year and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by Little Squaw that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or exemptions therefrom.  Little Squaw shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.

All information which the Subscriber has provided concerning the Subscriber is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Agreement by the Company, the Subscriber will immediately provide such information to the Company.

3.

Company Representations, Warranties and Covenants.   Little Squaw represents, warrants  and covenants (and acknowledges that the Subscriber is relying on such representations, warranties and covenants) that, at the Closing Date:

a.

each of Little Squaw and each of its subsidiaries is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation, and Little Squaw has no subsidiaries other than as set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2004;

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b.

each of Little Squaw and each of its subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

c.

Little Squaw and its subsidiaries own, possess or have obtained, and are operating in compliance with, all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations (collectively, “Permits”) necessary to own or lease (as the case may be) and operate their properties, and to conduct their businesses or operations as currently conducted, except such Permits the failure of which to obtain would not have a material adverse effect on the business, properties, operations, financial condition or results of operations of Little Squaw or its subsidiaries, and neither Little Squaw nor any of its subsidiaries  has received any notice of proceedings relating to the revocation, modification or suspension of any Permits), if such proceedings would have a material adverse effect on Little Squaw, or any circumstance which would lead it to believe that such proceedings are reasonably likely;

d.

the business and operations of Little Squaw and its subsidiaries have been conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business of Little Squaw and its subsidiaries;

e.

the authorized capital of Little Squaw consists of (i) 200,000,000 shares of common stock and (ii) 10,000,000 shares of preferred stock.  As of December 12, 2005, Little Squaw had (A)  16,833,420 shares of common stock issued and outstanding, (B) no shares of preferred stock issued and outstanding, (C) outstanding options and/or warrants exercisable to purchase up to 4,520,000 shares of common stock, and (D) outstanding convertible debentures convertible to acquire 5,000,000 shares of common stock ;

f.

Little Squaw will reserve or set aside sufficient shares of common stock in its treasury to issue the Common Shares issuable upon exercise of the Warrants, and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued as fully paid and non-assessable;

g.

the issue and sale of the Securities by Little Squaw does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which Little Squaw is a party;

h.

Little Squaw has complied and will comply fully with the requirements of all applicable corporate and securities laws in all matters relating to the offering of the Units;

i.

there are no legal or governmental actions, suits, proceedings or investigations pending or, to Little Squaw’s knowledge, threatened, to which Little Squaw or any of its subsidiaries is or may be a party or of which property owned or leased by Little Squaw or any of its subsidiaries is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a material adverse effect on Little Squaw;

j.

there are no judgments against Little Squaw or any of its subsidiaries, if any, which are unsatisfied, nor is Little Squaw or any of its subsidiaries, if any, subject to any injunction,

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judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

k.

this Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of Little Squaw, and Little Squaw has full corporate power and authority to undertake this offering;

l.

this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

m.

neither Little Squaw nor any of its subsidiaries is in violation of its organizational or incorporating documents nor in violation of, or in default under, any lien, mortgage, lease, agreement or instrument, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the financial condition, properties or business of Little Squaw or it subsidiaries;

n.

subject to the accuracy of the representations and warranties of the Subscriber contained in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the U.S. Securities Act, from the registration or qualifications requirements of the state securities or “blue sky” laws and regulations of any applicable state or other applicable jurisdiction;

o.

Little Squaw’s shares of common stock are quoted for trading on the National Association of Securities Dealers over-the-counter electronic bulletin board (the “OTCBB”),

p.

no order ceasing, halting or suspending trading in securities of Little Squaw nor prohibiting the sale of such securities has been issued to and is outstanding against Little Squaw or its directors, officers or promoters, and, to the best of Little Squaw’s knowledge, no investigations or proceedings for such purposes are pending or threatened;

q.

neither Little Squaw nor any subsidiary thereof will have taken any action which would be reasonably expected to result in the delisting or suspension of quotation of Little Squaw’s shares of common stock on or from the OTCBB and Little Squaw will have complied, in all material respects, with the rules and regulations of eligibility on the OTCBB;

r.

except for (i) a cash commission in the amount of 10% payable to Strata Partners and certain selling agents and (ii) agent’s warrants, equal to 10% of the number to the number of Units subscribed for hereby, to be issued to Strata Partners and certain selling agents, no person, firm or corporation acting or purporting to act at the request of Little Squaw is entitled to any brokerage, agency or finder’s fee in connection with the purchase and sale of the Securities described herein;

s.

Little Squaw is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is not in default of any of the requirements of the 1934 Act;

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t.

as of their respective filing dates, each report, schedule, registration statement and proxy filed by Little Squaw with the United States Securities and Exchange Commission (“SEC”)(each, an “SEC Report” and collectively, the “SEC Reports”) (and if any SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of this Agreement, then also on the date of filing of such amendment or superseding filing), (i) where required, were prepared in all material respects in accordance with the requirements of the U.S. Securities Act, or the 1934 Act, as the case may be, and the rules and regulations promulgated under such Acts applicable to such SEC Reports, (ii) did not contain any untrue statements of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) are all the forms, reports and documents required to be filed by Little Squaw with the SEC since that time.  Little Squaw’s subsidiaries are not required to file any reports or other documents with the SEC.   Each set of audited consolidated financial statements and unaudited interim financial statements of Little Squaw (including any notes thereto) included in the SEC Reports (i) complies as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and (ii) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of Little Squaw as of the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments which were not or are not expected to be material in amount.  To Little Squaw’s knowledge, no events or other factual matters exist which would require Little Squaw to file any amendments or modifications to any SEC Reports which have not yet been filed with the SEC but which are required to be filed with the SEC pursuant to the U.S. Securities Act or the 1934 Act;

u.

Each SEC Report containing financial statements that has been filed with or submitted to the SEC since July 31, 2002, was accompanied by the certifications required to be filed or submitted by Little Squaw’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”); at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither Little Squaw nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certification;

v.

there is no fact known to Little Squaw which Little Squaw has not publicly disclosed which materially adversely affects, or so far as Little Squaw can reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of Little Squaw or the ability of Little Squaw to perform its obligations under this Agreement;

w.

Except as disclosed in the SEC Reports, Little Squaw and its subsidiaries, if any, have filed all federal, state, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

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x.

Little Squaw has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of Little Squaw or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of Little Squaw which are known by Little Squaw’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of Little Squaw;

y.

Little Squaw is not an "investment company" within the meaning of the Investment Company Act of 1940;

z.

neither Little Squaw nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any “directed selling efforts” (as such term is defined in Regulation S of the U.S. Securities Act) in the United States, or (ii) has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are defined in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Securities;

aa.

Little Squaw  has not, for a period of six months prior to the date hereof, sold, offered for sale or solicited, and will not for a period of six months after the Closing Date, offer, sell or solicit, any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Securities and would cause the exemption from registration set forth in Rule 506 of Regulation D or Rule 903 of Regulation S of the U.S. Securities Act to become unavailable with respect to the offer and sale of the Securities;

bb.

the warranties and representations in this section are true and correct and will remain so as of the Closing Date;  and

cc.

Little Squaw shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with an untrue, inaccurate or breached statement, representation, warranty or covenant of Little Squaw contained herein.  Little Squaw undertakes to notify the Subscriber immediately of any change in any representation, warranty or other material information relating to Little Squaw set forth in this Agreement which takes place prior to the Closing Date.

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4.

Registration Rights

a.

Little Squaw shall (i) prepare and file with the SEC within sixty (60) calendar days after the Closing Date a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Subscriber) under the U.S. Securities Act (the “Registration Statement”), at the sole expense of Little Squaw (except as specifically provided in Section c hereof), in respect of the Subscriber, so as to permit a public offering and resale of the Common Shares and Warrant Shares (collectively, the “Registrable Securities”) in the United States under the U.S. Securities Act by the Subscriber as selling stockholder and not as underwriter; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible, but in any event not later than the earlier of (a) one hundred twenty (120) days following the Closing Date (or one hundred fifty (150) days in the event of an SEC review of the Registration Statement), and (b) the fifth trading day following the date on which Little Squaw is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.  Little Squaw will notify the Subscriber of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days (days in which the OTCBB is open for quotation) (each, a “Trading Day”).

b.

Little Squaw will maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the U.S. Securities Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) the Subscriber  receives an opinion of counsel to Little Squaw, which opinion and counsel shall be reasonably acceptable to the Subscriber, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities, (or all Common Stock and Warrants, in the case of Warrants not then exercised) have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the U.S. Securities Act, and Little Squaw has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iv) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the U.S. Securities Act in the opinion of counsel to Little Squaw, which counsel shall be reasonably acceptable to the Subscriber, (v) Little Squaw obtains the written consent of the Subscriber, or (vi) three (3) years from the Effective Date (the “Effectiveness Period”).

c.

All fees, disbursements and out-of-pocket expenses and costs incurred by Little Squaw in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys' fees of Little Squaw, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Little Squaw.  The Subscriber shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.   The Subscriber and its counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the SEC.   Little Squaw shall qualify any of the Registrable Securities for sale in such states as the Subscriber reasonably designates.  However, Little Squaw shall not be required to qualify in any state which will require an escrow or other restriction relating to Little Squaw and/or the sellers, or which will require

Subscription Agreement - 13 of 27

Little Squaw to qualify to do business in such state or require Little Squaw to file therein any general consent to service of process.  Little Squaw at its expense will supply the Subscriber with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Subscriber.

d.

Prior to the effectiveness of the Registration Statement filed pursuant to Section 4(a), the rights to cause Little Squaw to register Registrable Securities granted to the Subscriber by Little Squaw under this Section 4 may be assigned in full by a Subscriber in connection with a transfer by such Subscriber of not less than 1,000,000 Common Shares or not less than 500,000 Warrants, in either case in a single transaction to a single transferee purchasing as principal, provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws; (ii) such Subscriber gives prior written notice to Little Squaw; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement.

e.

If at any time or from time to time after the Effective Date, Little Squaw notifies the Subscriber in writing of the existence of a Potential Material Event (as defined in Section (f) below), the Subscriber shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Subscriber receives written notice from Little Squaw that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.  If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then Little Squaw’s obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days.  Little Squaw must, if lawful, give the Subscriber notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

f.

“Potential Material Event” means any of the following: (i) the possession by Little Squaw of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer, President or the Board of Directors of Little Squaw that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of Little Squaw; or (ii) any material engagement or activity by Little Squaw which would, in the good faith determination of the Chief Executive Officer, President or the Board of Directors of Little Squaw, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer, President or the Board of Directors of Little Squaw that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided  that, (i) Little Squaw shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days Little Squaw is required to keep the Registration Statement effective shall be extended by the number of days for which the Company shall have used such right.

g.

The Subscriber will cooperate with Little Squaw in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Little Squaw (which shall include all information regarding the Subscriber and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting

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agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by the Subscriber, or by any other purchaser of securities of Little Squaw having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Little Squaw under this Agreement.

h.

Whenever Little Squaw is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the U.S. Securities Act, Little Squaw shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the  assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

(i)

(A)  prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Subscriber and reflect in such documents all such comments as the Subscriber (and its counsel),  reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (B) furnish to the Subscriber such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the U.S. Securities Act, and such other documents as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Subscriber;

(ii)

register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber shall reasonably request (subject to the limitations set forth in Section (b) above), and do any and all other acts and things which may be necessary or advisable to enable the Subscriber to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Subscriber;

(iii)

cause the Registrable Securities to be quoted or listed on each service on which the Common Stock of Little Squaw is then quoted or listed;

(iv)

notify the Subscriber, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the U.S. Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of  the circumstances then existing, and Little Squaw shall prepare and file a curative amendment as promptly as commercially reasonable;

(v)

as promptly as practicable after becoming aware of such event, notify the Subscriber, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission  or removal of such stop order or other suspension; and

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(vi)

provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

i.

With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section 4, the Subscriber hereby covenants with Little Squaw (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied and (ii) to notify Little Squaw promptly upon disposition of all of the Registrable Securities.

j.

In addition to the registration rights set forth in Section 4(a), if the Registration Statement filed pursuant to Section 4(a) is not filed within 120 calendar days from the Closing Date, or otherwise declared effective by the SEC, then the Subscriber shall also have certain “piggy-back” registration rights as follows:

(i)

If at any time after the issuance of the Registrable Securities, Little Squaw shall file with the SEC a registration statement under the U.S. Securities Act registering any shares of equity securities, Little Squaw shall give written notice to the Subscriber prior to such filing.

(ii)

Within twenty (20) calendar days after such notice from Little Squaw, the Subscriber shall give written notice to Little Squaw whether or not such Subscriber desires to have all of such Subscriber’s Registrable Securities included in the registration statement.  If any Subscriber fails to give such notice within such period, such Subscriber shall not have the right to have Subscriber’s Registrable Securities registered pursuant to such registration statement.  If the Subscriber gives such notice, then Little Squaw shall include such Subscriber’s Registrable Securities in the registration statement, at Company’s sole cost and expense, subject to the remaining terms of this Section 4(j).

(iii)

If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and such participating Subscriber’s Registrable Securities included in such registration statement will be reduced proportionately.  For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation.  Each participating Subscriber shall enter into such agreements as may be reasonably required by the underwriters and each Subscriber shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

(iv)

The Subscriber shall have an unlimited number of opportunities to have the Registrable Securities registered under this Section 4(j) provided that Little Squaw shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 4(b) of this Agreement.

(v)

The Subscriber shall furnish in writing to Little Squaw such information as Little Squaw shall reasonably require in connection with a registration statement.

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5.

Indemnity and Contribution

a.

Little Squaw agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber within the meaning of Section 15 of the U.S. Securities Act, and each person who controls any underwriter within the meaning of Section 15 of the U.S. Securities Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by Little Squaw to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and Little Squaw will, as incurred, reimburse such Subscriber, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that Little Squaw shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Subscriber, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Little Squaw by an instrument duly executed by or on behalf of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Subscriber in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by such Subscriber and not delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s).

b.

The Subscriber agrees to indemnify and hold harmless Little Squaw from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Little Squaw may become subject (under the U.S. Securities Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Subscriber or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to Little Squaw by an instrument duly executed by or on behalf of such Subscriber and stated to be specifically for use in preparation of the Registration Statement;  provided, however, that the Subscriber shall not be

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liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Subscriber and delivered to Little Squaw before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber and delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s), and the Subscriber, severally and not jointly, will, as incurred, reimburse Little Squaw for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  Notwithstanding the foregoing, the Subscriber shall not be liable or required to indemnify Little Squaw in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

c.

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof.  After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons.  In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

d.

If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Little Squaw on the one hand and the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Little Squaw on the one hand or the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Little Squaw and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other

Subscription Agreement - 18 of 27

method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  In any event, the Subscriber shall not  be liable or required to contribute to Little Squaw in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of its Registrable Securities.

6.

Governing Law:  This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Washington shall govern the rights of the parties as to this Agreement.

7.

Indemnification: Subscriber acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Little Squaw and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Subscriber contained in this Agreement.

8.

Nonassignability:   Except as otherwise expressly provided herein, this Agreement  may not be assigned by Subscriber.

9.

Entire Agreement:  This instrument contains the entire agreement among the parties with respect to the acquisition of the shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

10.

Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

11.

Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

12.

Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

13.

Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

14.

Severability:  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

15.

Disclosure Required Under State Law: The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Little Squaw upon written request.

Subscription Agreement - 19 of 27

16.

Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Subscriber:

At the address designated on the signature page of this Agreement.

If to the Company:

Little Squaw Gold Mining Company

3412 S. Lincoln Dr.
Spokane, WA 99203-1650

Fax:  509-624-2878

With Copy to:

Dorsey & Whitney LLP

Republic Plaza Building
Suite 4700, 370 Seventeenth Street
Denver, CO  80202-5647
Attention:  Kenneth Sam

17.

Time of the Essence:   Time shall be of the essence of this Agreement in all respects.

18.

Facsimile and Counterpart Subscriptions:  Little Squaw shall be entitled to rely on delivery of a facsimile copy of this Agreement executed by the subscriber, and acceptance by Little Squaw of such executed Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and Little Squaw in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

19.

Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

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SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

******

IN WITNESS WHEREOF, Subscriber executed this Agreement this

         day of January, 2006.

SUBSCRIBER:

By:*

Title:

Registration and Delivery Instructions:

(Address)

*

By the foregoing signature, I hereby certify to Little Squaw Gold Mining Company that I am duly empowered and authorized to provide the foregoing information.

This Subscription Agreement is hereby accepted by the Company this          day of

 , 2006.

Little Squaw Gold Mining Company

By:

Title:

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Exhibit A

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:

LITTLE SQUAW GOLD MINING COMPANY

The Subscriber understands and agrees that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or applicable state securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon Rule 506 of Regulation D under the U.S. Securities Act.

Capitalized terms used in this Exhibit A and defined in the Agreement to which the Exhibit A is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Subscriber”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to Little Squaw (and acknowledges that Little Squaw is relying thereon) that:

(a)

it is purchasing the Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Securities has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling  or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)

it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

  Category 1.

A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

  Category 2.

A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

  Category 3.

A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

  Category 4.

An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

  Category 5.

An investment company registered under the United States Investment Company Act of 1940; or

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  Category 6.

A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

  Category 7.

A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

 Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

  Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

  Category 10.

A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

  Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

  Category 12.

Any director or executive officer of the Issuer; or

  Category 13.

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S. $1,000,000; or

  Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

  Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

  Category 16.

Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)

it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) AND SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

provided that if any of the Securities are being sold pursuant to Rule 144 of the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to Little Squaw’s transfer agent of an opinion satisfactory to Little Squaw and its transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(d)

Certificates representing Warrants, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

The Subscriber acknowledges that the representations, warranties and covenants contained in this Certificate  are made by it with the intent that they may be relied upon by the Issuer in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Securities.  It agrees that by accepting Securities it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

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The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Dated this

 day of

, 2006.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name

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Exhibit B

Form of Warrant Certificate

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Schedule “I”

Wire Instructions

To:

U.S. Bank National Association
800 Nicollet Mall
Minneapolis, MN  55402

(omitted)

Account Number:

(omitted)

Account Name:

Dorsey & Whitney LLP Trust Account

Message:

Little Squaw Gold Mining – Financing Trust – Attn:  Kenneth Sam

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